EXHIBIT 99

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
DELCO REMY INTERNATIONAL, INC. AND SUBSIDIARIES
(in thousands, except for per share data)

                                                                   For the Twelve Month Period
                                                                        Ended December 31
                                                                  ----------------------------
                                                                      1999             1998
                                                                  ------------    ------------
Net sales                                                         $  1,022,585    $    860,802
Cost of goods sold                                                     804,016         696,315
                                                                  ------------    ------------
Gross profit                                                           218,569         164,487
Selling, general and administrative expenses                           111,970          90,364
Amortization of goodwill and intangibles                                 5,827           3,829
Non-recurring charge                                                      --            26,515
                                                                  ------------    ------------
Operating income                                                       100,772          43,779
Other expense:
    Non-operating expense                                                 (147)           (428)
    Interest expense                                                   (47,470)        (40,272)
                                                                  ------------    ------------
Income before income taxes, minority interest in income
  of subsidiaries and income from unconsolidated joint ventures         53,155           3,079
Income taxes                                                            20,199           1,201
Minority interest in income of subsidiaries                             (5,487)         (2,816)
Income from unconsolidated joint ventures                                3,694           4,330
                                                                  ------------    ------------
Net income                                                        $     31,163    $      3,392
                                                                  ============    ============

Basic earnings per share                                          $       1.30    $       0.14
                                                                  ============    ============
Diluted earnings per share                                        $       1.20    $       0.13
                                                                  ============    ============

Average shares outstanding - basic                                  24,016,159      23,578,112
                                                                  ============    ============
Average shares outstanding - diluted                                25,949,408      25,943,941
                                                                  ============    ============

Results for the twelve month period ended December 31, 1998, excluding the effect of the strike by General Motors in the second and third quarters and the non-recurring charge in the third quarter, were as follows:


        Net sales                                                   $ 883,109
        Gross profit                                                  173,076
        Income before tax                                              38,183
        Net income                                                     24,805
        Basic earnings per share                                         1.05
        Diluted earnings per share                                       0.96

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
DELCO REMY INTERNATIONAL, INC. AND SUBSIDIARIES
(in thousands, except for per share data)

                                                             For the Three Month
                                                                Period Ended
                                                        ----------------------------
                                                           3/31/00         6/30/00
                                                        ------------    ------------
Net sales                                               $    276,115    $    283,537
Cost of goods sold                                           210,866         219,837
                                                        ------------    ------------
Gross profit                                                  65,249          63,700
Selling, general and administrative expenses                  32,273          33,483
Amortization of goodwill and intangibles                       1,445           1,531
Non-recurring charge                                            --            35,222
                                                        ------------    ------------
Operating income (loss)                                       31,531          (6,536)
Other expense:
    Non-operating expense                                       (387)            (29)
    Interest expense                                         (11,103)        (13,178)
                                                        ------------    ------------
Income (loss) before income taxes (benefit), minority
  interest in income of subsidiaries and loss from
  unconsolidated joint ventures                               20,041         (19,743)
Income taxes (benefit)                                         7,415          (7,305)
Minority interest in income of subsidiaries                   (1,717)         (1,327)
Loss from unconsolidated joint ventures                          (28)           (428)
                                                        ------------    ------------
Net income (loss)                                       $     10,881    $    (14,193)
                                                        ============    ============

Basic earnings (loss) per share                         $       0.45    $      (0.59)
                                                        ============    ============
Diluted earnings (loss) per share                       $       0.42    $      (0.59)
                                                        ============    ============

Average shares outstanding - basic                        24,223,913      24,240,713
                                                        ============    ============
Average shares outstanding - diluted                      25,982,391      24,240,713
                                                        ============    ============


Results for the three month period ended June 30, 2000, excluding the non-recurring charge, were as follows:

          Operating income                                        $     28,686
          Income before tax                                             15,479
          Net income                                                     7,997
          Basic earnings per share                                        0.33
          Diluted earnings per share                                      0.31
          Average shares outstanding - basic                        24,240,713
          Average shares outstanding - diluted                      26,002,967


UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
DELCO REMY INTERNATIONAL, INC. AND SUBSIDIARIES
(in thousands, except for per share data)

                                                                                    For the Three Month Period Ended
                                                                      ------------------------------------------------------------
                                                                          3/31/99        6/30/99         9/30/99        12/31/99
                                                                      ------------------------------------------------------------
Net sales                                                             $    243,907    $    251,625    $    261,127    $    265,926
Cost of goods sold                                                         188,174         199,354         206,137         210,351
                                                                      ------------    ------------    ------------    ------------
Gross profit                                                                55,733          52,271          54,990          55,575
Selling, general and administrative expenses                                26,105          27,240          29,132          29,493
Amortization of goodwill and intangibles                                     1,294           1,241           1,560           1,732
                                                                      ------------    ------------    ------------    ------------
Operating income                                                            28,334          23,790          24,298          24,350
Other expense:
    Non-operating expense                                                     --               (15)           (109)            (23)
    Interest expense                                                       (12,637)        (11,503)        (11,519)        (11,811)
                                                                      ------------    ------------    ------------    ------------
Income before income taxes, minority interest in income of
  subsidiaries and income (loss) from unconsolidated joint ventures         15,697          12,272          12,670          12,516
Income taxes                                                                 5,965           4,663           4,815           4,756
Minority interest in income of subsidiaries                                   (806)         (1,025)         (2,037)         (1,619)
Income (loss) from unconsolidated joint ventures                             1,741           1,108             852              (7)
                                                                      ------------    ------------    ------------    ------------
Net income                                                            $     10,667    $      7,692    $      6,670    $      6,134
                                                                      ============    ============    ============    ============

Basic earnings per share                                              $       0.45    $       0.32    $       0.28    $       0.25
                                                                      ============    ============    ============    ============
Diluted earnings per share                                            $       0.41    $       0.30    $       0.26    $       0.24
                                                                      ============    ============    ============    ============

Average shares outstanding - basic                                      23,841,713      23,837,171      24,179,113      24,207,113
                                                                      ============    ============    ============    ============
Average shares outstanding - diluted                                    25,933,119      25,929,875      25,954,790      25,977,257
                                                                      ============    ============    ============    ============


UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
DELCO REMY INTERNATIONAL, INC. AND SUBSIDIARIES
(in thousands, except for per share data)

                                                                                   For the Three Month Period Ended
                                                                    ------------------------------------------------------------
                                                                       3/31/98         6/30/98        9/30/98         12/31/98
                                                                    ------------    ------------    ------------    ------------
Net sales                                                           $    214,881    $    206,279    $    211,085    $    228,557
Cost of goods sold                                                       170,873         168,058         173,151         184,233
                                                                    ------------    ------------    ------------    ------------
Gross profit                                                              44,008          38,221          37,934          44,324
Selling, general and administrative expenses                              21,198          23,857          20,379          24,930
Amortization of goodwill and intangibles                                     894             895             950           1,090
Non-recurring charge                                                        --              --            26,515            --
                                                                    ------------    ------------    ------------    ------------
Operating income (loss)                                                   21,916          13,469          (9,910)         18,304
Other expense:
    Non-operating expense                                                   --              --              (428)           --
    Interest expense                                                      (9,453)         (9,863)        (10,109)        (10,847)
                                                                    ------------    ------------    ------------    ------------
Income (loss) before income taxes (benefit), minority
  interest in income of subsidiaries and income from
  unconsolidated joint ventures                                           12,463           3,606         (20,447)          7,457
Income taxes (benefit)                                                     4,861           1,406          (7,974)          2,908
Minority interest in income of subsidiaries                                 (607)           (667)           (789)           (753)
Income from unconsolidated joint ventures                                  1,050           1,674             517           1,089
                                                                    ------------    ------------    ------------    ------------
Net income (loss)                                                   $      8,045    $      3,207    $    (12,745)   $      4,885
                                                                    ============    ============    ============    ============

Basic earnings (loss) per share                                     $       0.34    $       0.14    $      (0.54)   $       0.21
                                                                    ============    ============    ============    ============
Diluted earnings (loss) per share                                   $       0.31    $       0.12    $      (0.54)   $       0.19
                                                                    ============    ============    ============    ============

Average shares outstanding - basic                                    23,323,433      23,440,910      23,780,722      23,766,113
                                                                    ============    ============    ============    ============
Average shares outstanding - diluted                                  25,872,600      26,042,394      23,780,722      25,896,044
                                                                    ============    ============    ============    ============


Results for the three month periods ended June 30, 1998 and September 30, 1998, excluding the effect of the strike by General Motors in the second and third quarters and the non-recurring charge in the third quarter, were as follows:

                                                                       6/30/98         9/30/98
                                                                    ------------    ------------

                     Net sales                                       $   214,934    $   224,737
                     Gross profit                                         41,810         42,934
                     Income before tax                                     7,195         11,068
                     Net income                                            5,396          6,479
                     Basic earnings per share                               0.23           0.27
                     Diluted earnings per share                             0.21           0.25
                     Average shares outstanding - basic               23,440,910     23,780,722
                     Average shares outstanding - diluted             26,042,394     25,963,457

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
DELCO REMY INTERNATIONAL, INC. AND SUBSIDIARIES
(in thousands)


                                                                                  December 31
                                                         June 30      -----------------------------------
                                                          2000          1999          1998        1997
                                                        ---------     ---------    ---------    ---------
ASSETS:
Cash and cash equivalents                               $  16,120     $  11,362    $   8,900    $   5,803
Trade accounts receivable, net                            175,063       166,563      139,616      124,868
Other receivables                                          20,354        15,291       14,321        5,755
Inventories                                               271,905       244,771      228,681      187,518
Deferred income taxes                                      15,323        14,997       22,198       20,421
Other current assets                                        7,266         3,076        7,749        7,212
                                                        ---------     ---------    ---------    ---------
Total current assets                                      506,031       456,060      421,465      351,577

Property and equipment                                    294,946       276,118      226,966      180,967
Less accumulated depreciation                             (93,262)      (71,306)     (57,194)     (41,342)
                                                        ---------     ---------    ---------    ---------
Property and equipment, net                               201,684       204,812      169,772      139,625

Deferred financing costs                                    9,579        10,459       12,219       15,218
Goodwill (less accumulated amortization)                  166,896       135,380      133,826      109,504
Net assets held for disposal                                   60           130       14,477       25,188
Other assets                                               11,713         9,916       19,158        8,595
                                                        ---------     ---------    ---------    ---------

Total assets                                            $ 895,963     $ 816,757    $ 770,917    $ 649,707
                                                        =========     =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable                                        $ 136,981     $ 132,423    $ 103,702    $  93,684
Accrued interest payable                                   10,509         8,528        7,658        7,128
Accrued non-recurring charges                              28,176         5,149       26,447       35,289
Other liabilities and accrued expenses                     33,683        41,121       32,911       32,000
Current debt                                                5,502         5,566        3,352          545
                                                        ---------     ---------    ---------    ---------
Total current liabilities                                 214,851       192,787      174,070      168,646

Deferred income taxes                                       3,104         4,569        1,761        2,555
Long-term debt, less current portion                      510,729       447,475      464,159      360,559
Post-retirement benefits other than pensions               24,179        22,696       18,090       14,452
Accrued pension benefits                                      184         2,586        4,874        5,760
Other non-current liabilities                               4,418         3,936        5,430        7,827

Minority interest in subsidiaries                          25,192        22,952       11,723        8,855

Common stock:
  Class A Shares                                              182           182          182          182
  Class B Shares                                               63            63           63           63
Paid-in capital                                           104,176       104,176      106,360       98,612
Retained earnings (deficit)                                18,368        21,680       (9,483)     (12,875)
Accumulated other comprehensive loss                       (9,129)       (5,895)      (4,437)      (2,798)
Stock purchase plan                                          (354)         (450)      (1,875)      (2,131)
                                                        ---------     ---------    ---------    ---------
Total stockholders' equity                                113,306       119,756       90,810       81,053
                                                        ---------     ---------    ---------    ---------

Total liabilities and stockholders' equity              $ 895,963     $ 816,757    $ 770,917    $ 649,707
                                                        =========     =========    =========    =========

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
DELCO REMY INTERNATIONAL, INC. AND SUBSIDIARIES
(in thousands)

                                                                        For the Six       For the Twelve Month Period
                                                                       Month Period            Ended December 31
                                                                          Ended           ---------------------------
                                                                       June 30, 2000         1999             1998
                                                                       -------------      ---------         ---------
OPERATING ACTIVITIES:
Net income                                                               $  (3,312)       $  31,163         $   3,392
Adjustments to reconcile net income to net
   cash provided by (used in) operating activities:
Depreciation                                                                14,198           22,475            13,016
Amortization                                                                 2,976            5,827             3,829
Minority interest in income of subsidiaries                                  3,044            5,487             2,816
Income from unconsolidated joint ventures                                      456           (3,694)           (4,330)
Deferred income taxes                                                       (1,791)           7,201               115
Post-retirement benefits other than pensions                                 1,483            4,606             3,638
Accrued pension benefits                                                    (2,402)          (2,288)             (886)
Non-cash interest expense                                                      882            1,761             1,415
Changes in operating assets and liabilities, net
  of acquisitions:
Accounts receivable                                                         14,992          (10,636)           (2,408)
Inventories                                                                (12,209)          (9,102)          (22,816)
Accounts payable                                                             1,041           15,783             1,054
Other current assets and liabilities                                       (20,598)          11,231           (27,216)
Non-recurring charges                                                       35,222             --              26,515
Cash payments for non-recurring charges                                     (5,675)          (6,955)          (24,412)
Other non-current assets and liabilities, net                               (5,033)           7,084            (1,436)
                                                                         ---------        ---------         ---------
Net cash provided by (used in) operating activities                         23,274           79,943           (27,714)
                                                                         ---------        ---------         ---------

INVESTING ACTIVITIES:
Acquisitions, net of cash acquired                                         (61,913)         (15,325)          (44,890)
Purchases of property and equipment                                        (15,402)         (35,344)          (24,836)
                                                                         ---------        ---------         ---------
Net cash used in investing activities                                      (77,315)         (50,669)          (69,726)
                                                                         ---------        ---------         ---------

FINANCING ACTIVITIES:
Net borrowings (repayments)under revolving line of credit and other         59,999          (26,261)          101,024
Distributions to minority interests                                         (1,200)            --                --
                                                                         ---------        ---------         ---------
Net cash provided by (used in) financing activities                         58,799          (26,261)          101,024
                                                                         ---------        ---------         ---------
Effect of exchange rate changes on cash                                       --               (551)             (487)
                                                                         ---------        ---------         ---------
Net increase in cash and equivalents                                         4,758            2,462             3,097
Cash and equivalents at beginning of period                                 11,362            8,900             5,803
                                                                         ---------        ---------         ---------
Cash and equivalents at end of period                                    $  16,120        $  11,362         $   8,900
                                                                         =========        =========         =========

